DRYDEN MUNICIPAL BOND FUND
High Income Series
Insured Series


PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 29, 2004 SUPPLEMENT DATED NOVEMBER 29, 2004


Effective immediately, Robert Tipp and Dennis Hepworth have assumed full portfolio management responsibility for the Dryden Municipal Bond
Fund-High Income Series and Robert Tipp, Dennis Hepworth and Robert Germano have assumed full portfolio management responsibility for the Dryden Municipal Bond Fund-Insured Series.

To reflect these changes, the following replaces the fifth paragraph in the section of the prospectus entitled "How the Series is Managed - Investment Adviser" with respect to the above-named Series:

The Dryden Municipal Bond Fund is managed by Portfolio Managers: Robert Tipp, Dennis Hepworth, and Robert Germano using an institutional, team-based approach. Mr. Tipp and Mr. Hepworth co-manage the High Income Series and Mr. Tipp, Mr. Hepworth, and Mr. Germano manage the Insured Series.

The Portfolio Managers develop and coordinate the Series' investment strategies utilizing the following approach:

	"Top-down" investment decisions such as duration, yield curve, and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is implemented by the Portfolio Managers.

	The Market Outlook is developed quarterly by a senior management team led by the Head of Fixed Income. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

	The Portfolio Managers develop each Series' investment strategy within the framework of the Market Outlook and each Series' investment objective, restrictions, policies, and benchmark.

	The Portfolio Managers implement each Series' strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. A large credit research staff and extensive quantitative resources support the Portfolio Managers. Other sector teams may contribute to securities selection when appropriate.

	Each Series' risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Municipal Bonds - Portfolio Management Team

Robert Tipp CFA, is Chief Investment Strategist of PIM's Fixed Income Group. He is co-portfolio manager of Municipal Bond, Core Plus, U.S. Government, and Global Bond strategies, portfolio manager for asset-liability strategies and TIPs portfolios, and has supervisory responsibility for money market strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed a number of fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a Bachelor of Science (BS) in Business Administration with highest honors and a Master in Business Administration (MBA) in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM's Fixed Income Group. Mr. Hepworth is also Head of the Municipal Bond Research unit at the PIM Fixed Income Group, where he covers real estate, housing (multi-family & single family), public power, cogeneration and unrated corporate backed bonds. Prior to joining the PIM Fixed Income Group in 1997, Mr. Hepworth was a sell side municipal research analyst at Prudential Securities, and a senior analyst in the Capital Markets Credit and Private Client areas of Merrill Lynch. He received a Bachelor of Science (BS) in Finance from the University of Tulsa. Mr. Hepworth is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts.

Robert Germano is Vice President and municipal bond portfolio manager for PIM's Fixed Income Group. He manages several specialty state tax-exempt funds and an insured tax-exempt fund. Prior to joining Prudential Financial in 2002, Mr. Germano owned an investment firm, Germano Municipals Corp., where he advised tax-exempt portfolio managers on the fundamentals of portfolio construction and risk management strategies. Prior to that, Mr. Germano was an institutional salesperson for Dillon Read & Co. and Lazard Freres & Co., and was also the National Institutional Sales Manager for Drexel Burnham Lambert and Shearson Lehman Brothers. Mr. Germano also built and managed an institutional sales force for Seattle Northwest Securities Corp. He received a Bachelor of Science (BS) from the University of Xavier.


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